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                                                                    EXHIBIT 10.9

                                  AMENDMENT TO
               GUARANTY AGREEMENT, LOAN ORIGINATION AGREEMENT AND
                         DEPOSIT AND SECURITY AGREEMENT

                   BANK OF AMERICA GATE EDUCATION LOAN PROGRAM

     This Amendment ("Amendment") is by and among The Education Resources Institute ("TERI"), a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 330 Stuart Street, Boston, Massachusetts 02116, Bank of America, N.A. ("Program Lender"), a national banking association organized under the laws of the United States and having a place of business located at 600 Wilshire Blvd., Los Angeles, CA 90017, The First Marblehead Corporation ("FMC"), a corporation organized under the General Corporation Law of the State of Delaware with its principal place of business at 30 Little Harbor, Marblehead, Massachusetts 09145, and State Street Bank And Trust Company, a trust company organized under the laws of the Commonwealth of Massachusetts ("State Street") and is dated as of May 1, 2001. FMC and State Street join this Amendment solely for purposes of
Section 3 hereof. This Amendment amends (1) the Guaranty Agreement by and between TERI and Program Lender, dated as of April 30, 2001 ("Guaranty Agreement"); (2) The Loan Origination Agreement by and between TERI and Program Lender dated as of May 1, 2001 ("Loan Origination Agreement"), and (3) the Deposit and Security Agreement by and among TERI, FMC, Program Lender, and State Street dated as of April 30, 2001 ("Deposit and Security Agreement"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Old Umbrella Agreement and the Old Note Purchase Agreement (as those terms are defined below).

     WHEREAS Program Lender and FMC entered into an Umbrella Agreement dated as of April 3, 2000 ("Old Umbrella Agreement"), in which Program Lender agreed to originate GATE Conforming Family Loans (including prepGATE Family Loans) and serve as a primary lending institution participating in the prepGATE Family Loan Program; and

     WHEREAS Program Lender and FMC entered into a Note Purchase Agreement dated April 3, 2000 ("Old Note Purchase Agreement"), in which Program Lender agreed to sell, from time to time, pools containing GATE Conforming Family Loans (including prepGATE Family Loans) originated by Program Lender to FMC or a Purchaser Trust; and

     WHEREAS prepGATE Family Loans originated under the Old Umbrella Agreement and purchased under the Old Note Purchase Agreement were originated and underwritten by the Pennsylvania Higher Education Assistance Agency ("PHEAA") pursuant to an Origination and Disbursement Services Agreement between Program Lender and PHEAA dated __________________("Old Origination Agreement") and

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serviced by PHEAA pursuant to a Servicing Agreement between Program Lender and
PHEAA dated April 8, 2000 (as amended) ("Old Servicing Agreement"); and

     WHEREAS Program Lender and FMC entered an Umbrella Agreement and a Note Purchase Agreement both dated as of April 30, 2001 (respectively, the "New Umbrella Agreement" and the "New Note Purchase Agreement") which, as of May 1, 2001, superseded: (a) the Old Umbrella Agreement in the origination, including underwriting and disbursement, of GATE Family Loan Program Loans (including prepGATE Loans) and (b) the Old Note Purchase Agreement in the sale of pools of GATE Conforming Family Loans (including prepGATE Family Loans); and

     WHEREAS GATE Family Loan Program Loans (including prepGATE Loans) originated and sold under the New Umbrella Agreement and the New Note Purchase Agreement are originated by TERI pursuant to the Loan Origination Agreement, and are covered by a guaranty issued by TERI pursuant to the Guaranty Agreement; and

     WHEREAS it is the intention of the parties that prepGATE Loans originated by PHEAA after May 1, 2001 and made to parents of students attending schools owned or operated by CEDUFamily of Services of Idaho, Inc., ("CEDU") (such loans being referred to herein as "CEDU prepGATE Loans"), have been and will be originated under the Old Origination Agreement, serviced under the Old Servicing Agreement, and purchased under the Old Note Purchase Agreement, all as set forth in an Extension Agreement by and between FMC and Program Lender of even date herewith, but will also be covered by the Guaranty Agreement; and

     WHEREAS nothing herein is intended to change the legal status or agreements affecting loans to parents of CEDU students that have been or will be originated by TERI under the Loan Origination Agreement ("BAGEL CEDU Loans"); and

     WHEREAS the parties wish to amend the Guaranty Agreement, Loan Origination Agreement, and Deposit and Security Agreement to reflect the treatment of CEDU prepGATE Loans as set forth above;

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   GUARANTY AGREEMENT. TERI and Program Lender agree that in the Guaranty
     Agreement:

     (a)  The definition of "Loan" includes CEDU prepGATE Loans.

     (b) The definition of "Program Guidelines" means, only with respect to CEDU prepGATE Loans, the prepGATE Family Loan Product Specifications, 2000 Revised Edition, dated as of July 25, 2000 effective August 1, 2000, attached hereto as Exhibit A ("CEDU Product

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          Specifications"); provided, however, that Schedule 2 of such prepGATE
          Family Loan Product Specifications shall not apply and in lieu thereof the Servicing Guidelines for TERI Loan Programs serviced by SLSC, revised September 27, 2000, attached to the Guaranty Agreement as Exhibit B, shall apply.

     (c) Any references to promissory notes, loan applications, and forms of disclosure shall, with respect to CEDU prepGATE Loans, mean and refer to the documents included in the CEDU Product Specifications.

     (d) Exhibit K to the Guaranty Agreement is amended by adding the information set forth on Exhibits K-1 and K-2 attached hereto to establish pricing for CEDU prepGATE Loans. The pricing on exhibit K-1 shall apply to CEDU prepGATE Loans originated on or after the date of the Guaranty Agreement and prior to the effective date of a certain Amendment to Program Agreements amongst FMC, TERI and Program Lender that adopts revised Program Guidelines for the 2002-2003 academic year (the 2002 Effective Date"). Exhibit K-2 shall apply to loans originated on or after the 2002 Effective Date.

2. LOAN ORIGINATION AGREEMENT. The terms "Loan" and "Program" in the Loan Origination Agreement do not include CEDU prepGATE Loans, and the Loan Origination Agreement shall not apply to such loans.

3. DEPOSIT AND SECURITY AGREEMENT. The term "Guaranty Fees" in the Deposit and Security Agreement includes all Guaranty Fees paid to TERI under the Guaranty Agreement with respect to CEDU prepGATE Loans, as set forth in this Amendment.

4. CONCURRENT PROGRAMS. The parties intend that CEDU prepGATE Loans and BAGEL CEDU Loans shall both be available to parents of CEDU students, as they provide alternative pricing desired by CEDU. An application from a CEDU parent shall be treated as either a CEDU prepGATE Loan or a BAGEL CEDU Loan depending upon where the application is received. An application received at PHEAA (by mail, telephone, or website visit) will result in a CEDU prepGATE Loan. An application received at TERI (by mail, telephone, or website visit) will result in a BAGEL CEDU Loan.

5. PAYMENT OF GUARANTY FEES. To the extent it has not already done so, Program Lender shall remit to TERI and State Street, as described in Exhibit K the guaranty fees set forth in Columns 4 & 5 of Exhibit K, as amended hereby, within thirty days after Program Lender's execution hereof, and such remittance shall be deemed to be timely payment for all purposes under the Guaranty Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

                                         BANK OF AMERICA, N.A.


                                         By: /s/ Kathy Cannon
                                             ---------------------------------
                                         Name: Kathy Cannon
                                               -------------------------------
                                         Title: SVP
                                                ------------------------------

                                         THE EDUCATION RESOURCES INSTITUTE, INC.


                                         By: /s/ Ann Coles
                                             ---------------------------------
                                         Name: Ann Coles
                                               -------------------------------
                                         Title: Acting President
                                                ------------------------------

                                         THE FIRST MARBLEHEAD CORPORATION


                                         By: /s/ Ralph James
                                             ---------------------------------
                                         Name: Ralph James
                                               -------------------------------
                                         Title: President
                                               -------------------------------

                                         STATE STREET BANK AND TRUST COMPANY


                                         By: /s/ Julie A. Kirby
                                            ----------------------------------
                                         Name: Julie A. Kirby
                                               -------------------------------
                                         Title: Vice President
                                                ------------------------------

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                                    EXHIBITS


NOTE: First Marblehead Corporation is not a party to the following Exhibits K-1 and/or K-2. Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.


EXHIBIT K-1 TO GUARANTY AGREEMENT BETWEEN TERI AND BANK OF AMERICA


EXHIBIT K-2 TO GUARANTY AGREEMENT BETWEEN TERI AND BANK OF AMERICA

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